UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COMPUTE HEALTH ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Compute Health Acquisition Corp.

1100 North Market Avenue, 4th Floor

Wilmington, Delaware 19890

SUPPLEMENT TO

PROXY STATEMENT DATED JULY 13, 2023

FOR SPECIAL MEETING OF STOCKHOLDERS

OF

COMPUTE HEALTH ACQUISITION CORP.

Dear Compute Health Acquisition Corp. Stockholders:

You have previously received definitive proxy materials dated July 13, 2023 (the “Proxy Statement”) in connection with the special meeting of the stockholders of Compute Health Acquisition Corp., a Delaware corporation (“Compute Health”, “we”, “us” or “our”), to be held on August 1, 2023 at 9:00 a.m., Eastern Time, virtually at https://www.cstproxy.com/computehealth/ext2023 (the “Special Meeting”).

The purpose of this document is to supplement the Proxy Statement with certain new and/or revised information (the “Proxy Supplement”) as follows:

Postponement of the Special Meeting and Extension of Redemption Deadline. Compute Health has determined to postpone the Special Meeting until August 3, 2023 at 12:00 p.m., Eastern Time. The postponed Special Meeting will be held virtually at https://www.cstproxy.com/computehealth/ext2023 and via teleconference at:

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID:

3934021#

Because Compute Health intends to postpone the meeting to August 3, 2022, the deadline for the submission of public shares of Compute Health Class A common stock for redemption will be extended to 5:00 p.m., Eastern Time, on August 1, 2023.

Replacement of Special Meeting Proxy Card. The proxy card for the Special Meeting mailed with the Proxy Statement is being replaced in its entirety with the proxy card attached hereto.

Except as set forth herein, all other information in the Proxy Statement remains unchanged. If you have previously-submitted a proxy for the Special Meeting, you do not need to do anything further.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY.

All Compute Health stockholders are cordially invited to attend the Special Meeting. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the accompanying proxy card as soon as possible. If you are a Compute Health stockholder of record holding one or more shares of Compute Health common stock on July 3, 2023, you may also cast your vote in person at the Special Meeting. If your shares of Compute Health common stock are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares of Compute Health common stock or, if you wish to attend the Special Meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, your shares of Compute Health common stock will not be voted.

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the issued and outstanding shares of Class A common stock and Class B common stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

Your vote is important regardless of the number of shares of Compute Health common stock you own. Whether you plan to attend the Special Meeting or not, please sign, date and return the accompanying proxy card, or submit your proxy through the internet or by telephone, as soon as possible. If your shares of Compute Health common stock are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares of Compute Health common stock you beneficially own are properly counted.

If you have any questions or need assistance voting your shares of Compute Health common stock, please contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400.

Thank you for your participation. We look forward to your continued support.

22629 Compute Health Acq EXTENSION Proxy Card_REV4 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

COMPUTE HEALTH ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 2, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:
https://www.cstproxy.com/computehealth/ext2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH PROPOSALS.

Please mark your votes like this **X**

Proposal No. 1 — The Extension Proposal — To amend the Company's Amended and Restated Certificate of Incorporation (the "Charter"), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must either (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more businesses, which we refer to as our "initial business combination", or (b) (i) cease all operations except for the purpose of winding up if the Company fails to complete such initial business combination and (ii) redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company ("Class A common stock"), included as part of the units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment, sold in the Company's initial public offering that was consummated on February 9, 2021, from August 9, 2023 to November 9, 2023 (the "Extension Proposal"); and

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the "Adjournment Proposal"), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2023**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

22629 Compute Health Acq EXTENSION Proxy Card_REV4 - Back

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 3, 2023

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/computehealth/ext2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR SPECIAL MEETING OF STOCKHOLDERS OF

COMPUTE HEALTH ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Joshua Fink and Jean Nehmé (each, a "Proxy") as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the Special Meeting of stockholders of Compute Health Acquisition Corp. to be held on August 3, 2023 at 12:00 p.m. Eastern Time, virtually via live webcast at **https://www.cstproxy.com/computehealth/ext2023** or at any adjournments and/or postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)